Exhibit 99.1

N E W S  R E L E A S E

FOR IMMEDIATE RELEASE	Contact:	Steven E. Nielsen, President and CEO H. Andrew DeFerrari, Senior Vice President and CFO (561) 627-7171

November 23, 2015

DYCOM INDUSTRIES, INC. ANNOUNCES FISCAL 2016 FIRST QUARTER RESULTS
AND PROVIDES GUIDANCE FOR THE NEXT FISCAL QUARTER

Palm Beach Gardens, Florida, November 23, 2015 - Dycom Industries, Inc. (NYSE: DY) announced today its results for the first quarter ended October 24, 2015. The Company reported:

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Contract revenues of $659.3 million for the quarter ended October 24, 2015, compared to $510.4 million for the quarter ended October 25, 2014. Contract revenues for the quarter ended October 24, 2015 grew 21.9% on an organic basis after excluding revenues from acquired businesses that were not owned for the entire period in both the current and prior year quarter. Total revenues from acquired businesses were $39.5 million for the quarter ended October 24, 2015, compared to $1.9 million for the quarter ended October 25, 2014.

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Non-GAAP Adjusted EBITDA of $105.7 million, or 16.0% of contract revenues, for the quarter ended October 24, 2015, compared to $66.4 million, or 13.0% of contract revenues, for the quarter ended October 25, 2014.

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Non-GAAP Adjusted Net Income was $42.0 million, or $1.24 per common share diluted, for the quarter ended October 24, 2015, compared to net income of $20.8 million, or $0.59 per common share diluted, for the quarter ended October 25, 2014. On a GAAP basis, net income was $30.8 million, or $0.91 per common share diluted, for the quarter ended October 24, 2015.

Non-GAAP Adjusted Net Income for the quarter ended October 24, 2015 excludes the impact of a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of the Company’s 7.125% senior subordinated notes, as well as $1.8 million of pre-tax interest expense incurred for non-cash amortization of the debt discount associated with the Company’s 0.75% senior convertible notes due 2021 issued in September 2015.

The Company also announced its outlook for the second quarter of fiscal 2016. The Company currently expects total contract revenues for the second quarter of fiscal 2016 to range from $530 million to $550 million and Non-GAAP Adjusted Diluted Earnings per Common Share to range from $0.52 to $0.60. Non-GAAP Adjusted Diluted Earnings per Common Share guidance excludes $4.1 million of pre-tax interest expense for non-cash amortization of debt discount, or $0.08 per common share diluted on an after-tax basis. A reconciliation of Non-GAAP Adjusted Diluted Earnings per Common Share guidance provided for the second quarter of fiscal 2016 is included within the press release tables.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, the Company may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. See Explanation of Non-GAAP Financial Measures directly following the press release tables.

Conference Call Information and Other Selected Data

A conference call to review the Company’s results will be hosted at 9:00 a.m. (ET), Tuesday, November 24, 2015; call (800) 230-1096 (United States) or (612) 332-0107 (International) ten minutes before the conference call begins and ask for the "Dycom Results" conference call. A live webcast of the conference call, along with related materials, will be available at www.dycomind.com under the heading "Events." The conference call materials will be available at approximately 7:00 a.m. (ET) on November 24, 2015. If you are unable to attend the conference call at the scheduled time, a replay of the live webcast and the conference call materials will be available at www.dycomind.com until Thursday, December 24, 2015.

For additional detail on selected financial information including organic revenue, customer metrics, and certain other selected financial data and Non-GAAP financial measures, please refer to the Trend Schedule on Dycom’s website at www.dycomind.com in the Investor Center. The Trend Schedule will be available at approximately 7:00 a.m. (ET) on November 24, 2015.

About Dycom Industries, Inc.

Dycom is a leading provider of specialty contracting services throughout the United States and in Canada. These services include program management, engineering, construction, maintenance and installation services to telecommunications providers, underground facility locating services to various utilities, including telecommunications providers, and other construction and maintenance services to electric and gas utilities.

Forward Looking Information

Fiscal 2016 first quarter results are preliminary and unaudited. This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements are based on management’s current expectations, estimates and projections and include statements found under our "Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures" section of this release. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. The most significant of these risks and uncertainties are described in our Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and include business and economic conditions and trends in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, preliminary purchase price allocations of acquired businesses, expected benefits and synergies of acquisitions, the future impact of any acquisitions or dispositions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, and the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. The Company does not undertake to update forward-looking statements.

---Tables Follow---

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
	As of	As of
	October 24, 2015	July 25, 2015
	(Dollars in thousands)
ASSETS
Current assets:
Cash and equivalents	$21,797	$21,289
Accounts receivable, net	361,635	315,134
Costs and estimated earnings in excess of billings	333,659	274,730
Inventories	57,686	48,650
Deferred tax assets, net	21,974	20,630
Other current assets	20,866	16,199
Total current assets	817,617	696,632

Property and equipment, net	265,485	231,564
Goodwill and other intangible assets, net	415,614	392,579
Other	32,766	38,089
Total non-current assets	713,865	662,232
Total assets	$1,531,482	$1,358,864

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$93,398	$71,834
Current portion of debt (a)	5,625	3,750
Billings in excess of costs and estimated earnings	12,416	16,896
Accrued insurance claims	38,078	35,824
Other accrued liabilities	102,779	98,406
Total current liabilities	252,296	226,710

Long-term debt (a)	636,009	521,841
Accrued insurance claims	49,910	51,476
Deferred tax liabilities, net non-current	45,001	47,388
Other liabilities	4,352	4,249
Total liabilities	987,568	851,664

Total stockholders' equity	543,914	507,200
Total liabilities and stockholders' equity	$1,531,482	$1,358,864

(a) Total carrying amount of outstanding indebtedness consisted of the following:
	As of	As of
	October 24, 2015	July 25, 2015
	(Dollars in thousands)

Credit Agreement - Revolving facility (matures April 2020)	$131,250	$95,250
Credit Agreement - Term Loan (matures April 2020)	150,000	150,000
7.125% senior subordinated notes (including debt premium of $2.8 million at July 25, 2015)	—	280,341
0.75% senior convertible notes (matures September 2021)	485,000	—
Less: Debt discount	(114,608)	—
Less: Debt issuance costs - Initial purchasers' discount	(10,008)	—
	641,634	525,591
Less: Current portion of term loan	(5,625)	(3,750)
Long-term debt	$636,009	$521,841

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months	Three Months
	Ended	Ended
	October 24, 2015	October 25, 2014
	(Dollars in thousands, except per share amounts)

Contract revenues	$659,268	$510,389

Costs of earned revenues, excluding depreciation and amortization	506,978	403,468
General and administrative expenses (a)	51,464	44,696
Depreciation and amortization	27,449	22,930
Total	585,891	471,094

Interest expense, net (b)	(9,131)	(6,749)
Loss on debt extinguishment (c)	(16,260)	—
Other income, net	1,469	1,795
Income before income taxes	49,455	34,341

Provision for income taxes	18,631	13,534

Net income	$30,824	$20,807

Earnings per common share:

Basic earnings per common share	$0.94	$0.61

Diluted earnings per common share	$0.91	$0.59

Shares used in computing earnings per common share:
Basic	32,871,240	34,010,147

Diluted	33,886,747	35,117,673

(a) Includes stock-based compensation expense of $4.5 million and $3.9 million for the three months ended October 24, 2015 and October 25, 2014, respectively.
(b) Includes $1.8 million for the three months ended October 24, 2015 for non-cash amortization of the debt discount associated with the 0.75% senior convertible notes due 2021 issued in September 2015.

(c) The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes in the first quarter of fiscal 2016.

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES
Unaudited

NON-GAAP ORGANIC REVENUES AND NON-GAAP ORGANIC REVENUES GROWTH %

	Contract Revenues - GAAP	Revenues from businesses acquired	Non-GAAP Organic Revenues	% GAAP - Growth	% Non-GAAP Organic Growth
	(Dollars in thousands)

Three Months Ended October 24, 2015	$659,268	$(39,547)	$619,721	29.2%	21.9%

Three Months Ended October 25, 2014	$510,389	$(1,888)	$508,501

NON-GAAP ADJUSTED EBITDA

	Three Months	Three Months
	Ended	Ended
	October 24, 2015	October 25, 2014
	(Dollars in thousands)
Reconciliation of net income to Non-GAAP Adjusted EBITDA:
Net income	$30,824	$20,807
Interest expense, net	9,131	6,749
Provision for income taxes	18,631	13,534
Depreciation and amortization expense	27,449	22,930
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	86,035	64,020
Gain on sale of fixed assets	(1,136)	(1,523)
Stock-based compensation expense	4,509	3,890
Loss on debt extinguishment	16,260	—
Non-GAAP Adjusted EBITDA	$105,668	$66,387

NON-GAAP ADJUSTED NET INCOME AND ADJUSTED DILUTED EARNINGS PER COMMON SHARE

Three Months
Ended
October 24, 2015
(Dollars in thousands, except per share amounts)
Reconciliation of Non-GAAP Adjusted Net Income:

Net income	$30,824

Adjustments
Pre-tax loss on debt extinguishment	16,260
Pre-tax non-cash amortization of debt discount	1,780
Tax impact of adjustments	(6,837)
Total adjustments, net of tax	11,203

Non-GAAP Adjusted Net Income	$42,027

Reconciliation of Non-GAAP Adjusted Diluted Earnings per Common Share:

Net income per common share	$0.91
Total adjustments from above, net of tax	0.33
Non-GAAP Adjusted Diluted Earnings per Common Share	$1.24

Diluted shares used in computing Adjusted Diluted Earnings per Common Share	33,886,747

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES (CONTINUED)
Unaudited

GUIDANCE - ADJUSTED DILUTED EARNINGS PER COMMON SHARE

Guidance for the
Three Months Ending
January 23, 2016 (a)

Diluted earnings per common share	$0.44 - $0.52

Adjustment
After-tax non-cash amortization of debt discount (b)	$0.08

Non-GAAP Adjusted Diluted Earnings per Common Share	$0.52 - $0.60

(a) Guidance for Diluted earnings per common share and Non-GAAP Adjusted Diluted Earnings per Common Share for the three months ending January 23, 2016 were computed using approximately 33.7 million in diluted weighted average shares outstanding.

(b) The Company expects to recognize approximately $4.1 million in pre-tax interest expense during the three months ending January 23, 2016 for non-cash amortization of the debt discount associated with its 0.75% senior convertible notes. The Company excludes the effect of this non-cash amortization in its Non-GAAP financial measures.

Explanation of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non‑GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non‑GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used in this release as follows:

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Non-GAAP Organic Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods. Non-GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non‑GAAP Organic Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods.

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Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

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Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items, and "Non-GAAP Adjusted Diluted Earnings per Common Share" as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share:

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Non-cash amortization of the debt discount - The Company’s 0.75% senior convertible notes due 2021 (the "Notes") were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the notes represents a debt discount. The debt discount will be amortized over the term of the notes but will not result in periodic cash interest payments. During the quarter ended October 24, 2015, the Company recognized approximately $1.8 million in pre-tax interest expense for non-cash amortization of the debt discount associated with the Notes. The Company has excluded the non-cash amortization of the debt discount from its Non‑GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

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Loss on debt extinguishment - The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes on September 15, 2015. Management believes excluding the loss on debt extinguishment from the Company’s Non‑GAAP financial measures assists investors' overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results.

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Tax impacts of adjusted results - The tax impact of the adjusted results for the quarter ended October 24, 2015 was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ended January 23, 2016 was calculated using an effective tax rate used for financial planning and forecasting future results.